SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                  __________



                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported) November 14, 1996


                                SUNAMERICA INC.
              (Exact name of registrant as specified in charter)


          Maryland                   1-4618            86-0176061
(State or other jurisdiction         (Commission       (IRS Employer
  of incorporation)                  File Number)      Identification No.)


           1 SunAmerica Center, Los Angeles, California  90067-6022
            (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code (310) 772-6000

ITEM 5.        Other Events.

               See Exhibit 99 to this Form 8-K

ITEM 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.


         (c) Exhibits

         Exhibit 99   SunAmerica Inc. Press Release issued November 14, 1996





                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SUNAMERICA INC.



Date: November 14, 1996

                                       By: /s/ Susan L. Harris
                                          ----------------------------
                                             Susan L. Harris
                                             Senior Vice President and
                                             Secretary